SCHEDULE 14A
                               (Rule 14a-101)

                  INFORMATION REQUIRED IN PROXY STATEMENT
                          SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of
                               the Securities
                            Exchange Act of 1934


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     14a-6(e)(2))
|_|  Definitive proxy statement
|_|  Definitive additional materials
|_|  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          WESTFIELD AMERICA, INC.
              (Name of Registrant as Specified in Its Charter)
----------------------------------------------------------------------------
  (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

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                                                             March __, 1999

Dear Shareholder:

        On behalf of the Board of Directors, I cordially invite you to attend our Annual Meeting of Shareholders to be held at 2:00 p.m. on Thursday, April 29, 1999, at the Four Seasons Hotel, 57 East 57th Street, New York, New York.

        We have enclosed with this letter a notice of meeting, proxy statement, proxy card and return envelope. We have also enclosed your 1998 Annual Report.

        Your vote is important. Whether or not you plan to attend, please date and sign the enclosed proxy card and return it in the envelope provided. If you plan to attend the meeting, you may vote in person.

        I look forward to your participation.

                                 Sincerely,


                                 Frank P.  Lowy
                                 Chairman of the Board



                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                           To the Shareholders of

                          WESTFIELD AMERICA, INC.

        The Annual Meeting of Shareholders of WESTFIELD AMERICA, INC. will be held on Thursday, April 29, 1999, at the Four Seasons Hotel, 57 East 57th Street, New York, New York at 2:00 p.m., to consider and take action on the following:

               1.     To elect three directors;

               2. To approve an amendment to Westfield America's Series C Certificate of Designation so that the holders of Westfield America's Series C, C-1 and C-2 Preferred Shares will vote together as a single class;

               3. To approve the issuance of Westfield America's common stock upon conversion of Westfield America's Series D Preferred Shares if then held by a substantial security holder of Westfield America or other restricted holder under the New York Stock Exchange rules;

               4. To approve the issuance of Westfield America's common stock upon conversion of Westfield America's Series D-1 Preferred Shares if then held by a substantial security holder of Westfield America or other restricted holder under the New York Stock Exchange rules;

               5. To approve the issuance of Westfield America's common stock to an affiliate of Westfield America under a subscription agreement previously entered into;

               6. To ratify the appointment of Ernst & Young LLP as Westfield America's independent auditors for the 1999 fiscal year; and

               7. To transact any other business that may properly be brought before the Annual Meeting.

        Holders of record of Westfield America's common stock are entitled to vote on all of the proposals. Holders of record of Westfield America's Series C Preferred Shares are entitled to vote on Proposals 2, 4 and 5. Holders of record of Westfield America's Series C-1 Preferred Shares and Series C-2 Preferred Shares are entitled to vote on Proposal 5. Only holders of record at the close of business on March 10, 1999, will be entitled to vote at the annual meeting or any adjournment of the annual meeting.

        Whether or not you plan to attend the annual meeting, please date, sign and complete the enclosed proxy and return it promptly in the envelope provided. It is important that your shares be represented at the annual meeting, and your promptness will assist us to prepare for the annual meeting and to avoid the cost of a follow-up mailing. If you receive more than one proxy card because you own shares registered in different names or at different addresses, each proxy card should be completed and returned.

                                 By Order of the Board of Directors


                                 IRV HEPNER
                                 Secretary

Dated: March __, 1999



                          WESTFIELD AMERICA, INC.
                          11601 WILSHIRE BOULEVARD
                       LOS ANGELES, CALIFORNIA 90025

                                -----------

                              PROXY STATEMENT

                                -----------

                            GENERAL INFORMATION


Annual Meeting

        The annual meeting will be on April 29, 1999 at 2:00 p.m. at the Four Seasons Hotel, 57 East 57th Street, New York, New York.

Record Date

        The record date is March 10, 1999. If you were a shareholder at that time, you may vote at the annual meeting. Holders of record of shares of Westfield America's common stock, par value $.01 per share (the "Common Shares") are entitled to vote on all of the proposals. Holders of record of shares of Westfield America's Series C Cumulative Convertible Redeemable Preferred Stock (the "Series C Preferred Shares") are entitled to vote on Proposals 2, 4 and 5. Holders of record of shares of Westfield America's Series C-1 Cumulative Convertible Redeemable Preferred Stock (the "Series C-1 Preferred Shares") and Series C-2 Cumulative Convertible Redeemable Preferred Stock (the "Series C-2 Preferred Shares") are entitled to vote on Proposal 5. At the close of business on March 10, 1999 Westfield America had:

o 73,337,691 of Westfield America's Common Shares issued and outstanding, each entitled to one vote;
o 416,667 Series C Preferred Shares issued and outstanding, each entitled to one vote with respect to Proposal 2 (voting as its own class), each entitled to ten votes with respect to Proposal 4
        (voting as a single class with the Common Shares) and each entitled to ten votes with respect to Proposal 5 (voting as a single class with the Common Shares);
o 138,889 Series C-1 Preferred Shares, each entitled to ten votes with respect to Proposal 5 (voting as a single class with the Common Shares); and
o 138,889 Series C-2 Preferred Shares, each entitled to ten votes with respect to Proposal 5 (voting as a single class with the Common Shares).

First Mailing Date

        This Proxy Statement, the Notice of Annual Meeting of Shareholders and the accompanying proxy card are being mailed to shareholders on or
about March   , 1999.

Proxy Solicitation

        This proxy is being solicited by Westfield America's board of directors. Westfield America pays for the cost of soliciting the proxies. In addition to soliciting proxies by mail, directors and officers of Westfield America may solicit proxies by telephone or otherwise. Westfield America reimburses brokerage firms and others for their expenses in sending proxies and proxy materials to shareholders.

Quorum Requirement

        A quorum of shareholders is necessary to have a valid meeting. The presence, in person or by proxy, of a majority of the shares entitled to vote at the annual meeting will constitute a quorum for the annual meeting. Abstentions and broker non-votes are counted as present for establishing a quorum. A broker non-vote occurs when a broker votes on some matters on the proxy card but not on others because the broker does not have the authority to do so.

Information About Voting

        Shareholders can vote on matters presented at the annual meeting either by returning a completed proxy to Westfield America or by voting in person at the annual meeting. All proxies will be voted in accordance with the instructions specified. If you return your proxy, but do not indicate how you wish to vote regarding a proposal, the persons named as proxies on the accompanying proxy card will vote:

o       FOR the election of the three directors;
o FOR an amendment to Westfield America's Series C Certificate of Designation so that the holders of the Series C Preferred Shares, Series C-1 Preferred Shares and Series C-2 Preferred Shares will vote together as a single class;
o FOR the issuance of Common Shares upon conversion of Westfield America's Series D Cumulative Convertible Redeemable Preferred
        Stock (the "Series D Preferred Shares") if then held by a substantial security holder of Westfield America or other restricted holder under the New York Stock
        Exchange rules;
o FOR the issuance of Common Shares upon conversion of Westfield America's Series D-1 Cumulative Convertible Redeemable Preferred
        Stock (the "Series D-1 Preferred Shares") if then held by a substantial security holder of Westfield America or other restricted holder under the New
        York Stock Exchange rules;
o FOR the issuance of Common Shares to an affiliate of Westfield America under a subscription agreement previously entered into; and
o FOR the appointment of Ernst & Young LLP as Westfield America's independent auditors for the 1999 fiscal year.

Management does not know of any other matters to be presented for action at the annual meeting. However, if any other matter properly comes before the annual meeting, the proxies will vote on such matter in their discretion.

Revoking Your Proxy

        You can revoke your proxy before it is voted at the meeting by sending a signed revocation letter or a new proxy, dated later than the first proxy, to Irv Hepner, Westfield America's Secretary. You can also revoke your proxy at the annual meeting, if you attend the annual meeting and ask that it be revoked.

Information About Westfield America, Inc.

        The principal executive offices of Westfield America, Inc. are located at 11601 Wilshire Boulevard, Los Angeles, California 90025 (telephone - (310) 478-4456).


                           ELECTION OF DIRECTORS
                                (PROPOSAL 1)

Board Structure

        Westfield America currently has ten directors. The ten directors are divided into three classes.

The Election

        Three of the four directors whose regular terms of office expire at the 1999 annual meeting have been nominated for reelection to Westfield America's board of directors to hold office until 2002. Information about these directors is given below. If elected, each director would serve a term of three years and until his successor is elected and qualified. One of the four directors whose regular term of office expires at the 1999 annual meeting is not standing for reelection. Accordingly, the number of directors of Westfield America will be reduced from ten to nine. The other directors are not up for election this year and will continue in office for the remainder of their terms.

        You may specify on your proxy card whether your shares should be voted for all, some, or none of the nominees for director. To be elected, a nominee must receive the affirmative vote of a majority of the Common Shares cast for the nominee, provided that all shares cast for the nominee represent a majority of the Common Shares entitled to vote for the nominee. Abstentions will effectively count as a vote AGAINST the nominees listed below and broker non-votes will count as a vote FOR the nominees listed below.

        The board of directors has no reason to believe that any of the listed nominees will not serve if elected. If, however, any nominee cannot or will not serve as a director, the persons named on your proxy card may vote for a substitute nominee designated by the board of directors unless you withhold authority for them to vote for a substitute.


                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
                     EACH OF THE NOMINEES LISTED BELOW

             NOMINEES FOR ELECTION AS DIRECTORS TO HOLD OFFICE
                       UNTIL THE 2002 ANNUAL MEETING


Name                  Age     Principal Occupation and Other Information
----                  ---     ------------------------------------------

David H.  Lowy        44      David H. Lowy was appointed a director of
                              Westfield America in 1996. Mr. Lowy joined
                              Westfield Holdings Limited in 1977, has
                              served as a Managing Director of Westfield
                              Holdings since 1987, and a director of
                              Westfield Holdings since 1982. He worked for
                              Westfield Holdings in the United States from
                              1977 to 1981. He holds a Bachelor of Commerce
                              degree from the University of New South
                              Wales. He is a member of the Business Council
                              of Australia, a member of the Royal Alexandra
                              Children's Hospital Fund Executive Committee
                              and a Founding Governor and director of Air
                              Services Australia Limited and the Australian
                              Naval Aviation Museum. David H. Lowy is a son
                              of Frank P. Lowy, Chairman of Westfield
                              America and a brother of Peter S. Lowy, a
                              director of Westfield America.
Herman Huizinga       65      Herman Huizinga was appointed a director of
                              Westfield America. in May 1997. Between 1986
                              and 1997, Mr. Huizinga was a member of the
                              Executive Board of ING Group, a major
                              international banking and insurance group,
                              headquartered in the Netherlands. He is a
                              former executive director of Mercantile
                              Mutual (Group) of Australia (a subsidiary of
                              ING). He serves on the boards of Eye Hospital
                              Rotterdam (chairman 1987-1997), "Mandeville"
                              (Erasmus University Award Committee, chairman
                              1996-1997), Club Rotterdam (chairman
                              1995-1996), and Industrial Tunnel Methodology
                              in Rotterdam.
Bernard Marcus        69      Bernard Marcus was appointed a director of
                              Westfield America in September 1997. He is a co-founder of The Home Depot, Inc., and is currently its Chairman of the board of directors and has been for over 10 years. He is also a member of the board of directors of National Services Industries, Inc., the New
                              York Stock Exchange and DBT Online.


     The names of the remaining directors of Westfield America whose terms of office will continue after the 1999 annual meeting and certain information about them, are set forth below.


                      DIRECTORS WHOSE TERMS OF OFFICE
                   WILL EXPIRE AT THE 2001 ANNUAL MEETING



Name                  Age     Principal Occupation and Other Information
----                  ---     ------------------------------------------

Roy L.  Furman        59      Roy L. Furman was appointed a director of
                              Westfield America in 1996. Mr. Furman is
                              Chairman and Chief Executive Officer of
                              Livent Inc., a company that specializes in
                              theatrical productions which he joined in
                              April 1998. In 1973, Mr. Furman co- founded
                              Furman Selz, an investment banking firm, for
                              which he served at various times as Chief
                              Executive Officer, President and Vice
                              Chairman until April 1998. Mr. Furman
                              currently serves as a Vice Chairman of
                              Lincoln Center for the Performing Arts,
                              Chairman of The Film Society of Lincoln
                              Center, and Vice President of the New York
                              City Opera. Mr. Furman is a graduate of
                              Brooklyn College and Harvard Law School.
Frederick G. Hilmer,  54      Frederick G. Hilmer was appointed a director of
   AO                         Westfield America in 1996. Mr. Hilmer holds a
                              degree in Law from the University of Sydney,
                              a Master in Law from the University of
                              Pennsylvania and an MBA from the Wharton
                              School of Finance. In November 1998, he was
                              appointed Chief Executive Officer of John
                              Fairfax Holdings Limited. Between 1989 and
                              prior to his appointment in 1998, he was
                              Professor of Management at the University of
                              New South Wales, Chairman of Pacific Power,
                              Chairman of the Advisory Board of Fujitsu
                              Australia Ltd. and a director of a number of
                              major Australian companies, including John
                              Fairfax Holdings Limited and Westfield
                              Holdings. Prior to 1989 he spent 19 years
                              with McKinsey & Company.
Peter S.  Lowy        40      Peter S. Lowy was appointed a director of
                              Westfield America in 1994. Mr. Lowy was an
                              Executive Vice President of Westfield America from 1994 until March 1997 and is currently a Co-President of Westfield America. He has been responsible for Westfield Holdings' U.S.
                              operations since 1990 after nearly a decade with Westfield Holdings and its affiliates in Sydney. He was appointed a director of Westfield Holdings in 1987 and a Managing
                              Director in 1997. Prior to joining Westfield
                              Holdings, he worked in investment banking in New York and London. He holds a Bachelor of
                              Commerce degree from the University of New
                              South Wales. Peter S. Lowy is a son of Frank
                              P. Lowy, Chairman of Westfield America and a brother of David H. Lowy, a director of Westfield America.



                      DIRECTORS WHOSE TERMS OF OFFICE
                   WILL EXPIRE AT THE 2000 ANNUAL MEETING


Name                     Age  Principal Occupation and Other Information
----                     ---  ------------------------------------------

Frank P.  Lowy, AO       68   Frank P. Lowy was appointed a director of
                              Westfield America in 1994. and has been
                              Chairman of Westfield America since 1994. He
                              is Chairman of the board of directors and
                              co-founder of Westfield Holdings. He is a
                              Member of the Board of the Reserve Bank of
                              Australia, former President of the Board of
                              Trustees of the Art Gallery of New South
                              Wales and a director of the Daily Mail and
                              General Trust plc (U.K.). Frank P. Lowy is
                              the father of David H. Lowy and Peter S.
                              Lowy, both directors of Westfield America.
Francis T. Vincent, Jr.  60   Francis T. Vincent, Jr. was appointed a
                              director of Westfield America in May 1997.
                              Mr. Vincent served as the eighth Commissioner
                              of Major League Baseball from September 13,
                              1989 to September 7, 1992. Since 1992, Mr.
                              Vincent has served on a variety of corporate
                              boards. Prior to 1989, Mr. Vincent was
                              President and Chief Executive Officer of
                              Columbia Pictures Industries, Inc., Chairman
                              and Chief Executive Officer of Coca Cola
                              Company Entertainment Business Sector and
                              Executive Vice President of the Coca-Cola
                              Company. Mr. Vincent also served as Associate
                              Director of the Division of Corporation
                              Finance of the U.S. Securities and Exchange
                              Commission. Mr. Vincent received his law
                              degree from Yale Law School in 1963 and is a
                              member of the Bar in New York, Connecticut
                              and the District of Columbia. Mr. Vincent is
                              a member of the boards of directors of Time
                              Warner, Inc., General Cigar Holdings and
                              Oakwood Homes Corporation.
Larry A.  Silverstein    67   Larry A. Silverstein was appointed a director
                              of Westfield America in May 1997. Since 1979,
                              Mr. Silverstein has been President of
                              Silverstein Properties, Inc., a
                              Manhattan-based real estate investment and development firm which owns interests in and operates over 10 million square feet of office space. Mr. Silverstein is a member of the New York Bar, and Governor of the Real
                              Estate Board of New York, having served as its Chairman. He is a trustee of New York
                              University and is the founder and Chairman
                              Emeritus of the New York University Real
                              Estate Institute. He is Chairman of the
                              Realty Foundation, Vice Chairman of the South
                              Street Seaport Museum, and board member of the Museum of Jewish Heritage.

BOARD MEETINGS AND COMMITTEES

        Westfield America's board of directors met five times and took action by unanimous written consent twelve times in 1998. Except for David
H. Lowy, all directors attended 75% or more of the meetings of the board of directors and each committee on which they served.

The Audit Committee

        The Audit Committee of Westfield America's board of directors makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of Westfield America's internal accounting controls. The current members of the Audit Committee are Messrs. Herman Huizinga and Francis T. Vincent, Jr. The Audit Committee met twice in 1998.

The Nominating Committee

        The Nominating Committee makes recommendations to Westfield America's board of directors for the election of directors of Westfield America. The current members of the Nominating Committee are Messrs. Frank
P. Lowy, Roy L. Furman and Larry A. Silverstein. The Nominating Committee took action by unanimous written consent once in 1998. The Nominating Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Secretary of Westfield America.

The Executive Committee

        The Executive Committee has all powers to act on behalf of Westfield America's board of directors on all matters that may properly be considered by the board of directors except for such matters as are required to be approved by the independent directors or except as prohibited by Westfield America's By-Laws. The current members of the Executive Committee are Messrs. Peter S. Lowy, David H. Lowy and Francis T. Vincent, Jr. The Executive Committee met once and took action by unanimous written consent twenty-two times in 1998.

No Compensation Committee

        Subsidiaries of Westfield Holdings provide management, advisory and development services to Westfield America. Westfield America has no employees. Westfield America's board of directors, therefore, does not have a compensation committee or other committee performing a similar function.

COMPENSATION OF DIRECTORS

        Directors who are not officers of Westfield America or employees of Westfield Holdings receive from Westfield America an annual fee of $40,000, payable one-half in cash and one-half in Common Shares and reimbursement of expenses incurred in attending meetings and as a result of other work performed for Westfield America.

LEGAL PROCEEDINGS

        Roy L. Furman was appointed a director of Westfield America in 1996. Mr. Furman is currently Chairman and Chief-Executive Officer of Livent Inc., a company that specializes in theatrical productions which he joined in April 1998. On November 18, 1998, Livent and its United States-based subsidiaries filed voluntary petitions for relief under Chapter 11 of title 11 of the United States Code. On November 19, 1998, Livent filed a proceeding under the Creditor's Companies Adjustment Act of Canada. In August 1998, Livent's current management, including Mr. Furman, discovered certain accounting irregularities which prompted its board of directors to initiate an internal investigation. The investigation overseen by the audit committee uncovered possible widespread fraud perpetrated by certain former members of Livent's senior management. The cumulative negative effect of the fraud on shareholder equity as of March 31, 1998 is estimated to be in excess of $98 million (Canadian).

EXECUTIVE OFFICERS

        Set forth below is the name and business experience of each of the executive officers of Westfield America as of March 10, 1999, to the extent not provided above.

Name                    Age   Position and Background
----                    ---   -----------------------

Richard E.  Green       56    Richard E. Green was appointed an associate
                              director of Westfield America in May 1997.
                              Mr. Green was President of Westfield America
                              from 1994 until March 1997, and is currently
                              a Co- President of Westfield America. From
                              1980 to 1988 and from 1993 to the present he
                              has held the position of President of
                              Westfield Holdings' U.S. operations. From
                              1993 to the present, Mr. Green has been
                              President of Westfield Corporation, Inc. From
                              1968 to 1980 he was employed by Westfield
                              America, which was then owned by the May
                              Company, and attained the title of Executive
                              Vice President. He is a Past Trustee of the
                              International Council of Shopping Centers.
                              Mr. Green holds a Bachelor of Accounting and
                              Finance from San Jose State University.
Roger D. Burghdorf      51    Roger D. Burghdorf was appointed a Senior
                              Executive Vice President of Leasing and
                              Center Management of Westfield America in
                              1996 and became an Executive Vice President of Westfield America in 1997. From 1989 to
                              1994, Mr. Burghdorf was Executive
                              Vice-President and Director of Leasing at Westfield America. He is responsible for all leasing and management services for Westfield
                              America's shopping centers throughout the
                              United States.

Randall J. Smith        49    Randall Smith has served as an Executive Vice
                              President of Westfield America since 1997.
                              With over 20 years of experience in the
                              field, Mr. Smith was Vice President at
                              Westfield America for nine years, before
                              joining Westfield Holdings in 1994. Mr. Smith
                              has a Bachelor of Arts in art and
                              architecture and a Master in Business
                              Administration in Marketing from Miami
                              University. He is a member of the
                              International Council of Shopping Center's
                              Research Advisory Task Force.
Mark A. Stefanek        44    Mark Stefanek was appointed Senior Vice
                              President and Chief Financial Officer of
                              Westfield America in 1995 and became Chief
                              Financial Officer and Treasurer in 1997. He
                              began his career at Arthur Andersen. He holds
                              a Bachelor of Business
                              Administration-Accounting from the University
                              of Notre Dame and is a certified public
                              accountant. From 1985 to 1991 he was Chief
                              Financial Officer of Western Development
                              Corporation and for three years before that
                              he was with Cadillac Fairview Urban
                              Development, Inc. From 1991 to 1994 he served
                              as Vice President, Finance and Administration
                              for Disney Development Company.
Dimitri Vazelakis       45    Dimitri Vazelakis became Senior Executive
                              Vice President of Westfield America in 1995.
                              In 1997, Mr. Vazelakis was appointed Executed
                              Vice President of Westfield America. He holds
                              a Bachelor of Science in Civil Engineering
                              and a Masters in Business Administration and
                              Finance from New South Wales Institute of
                              Technology. Mr. Vazelakis joined Westfield
                              Holdings in 1972, came to Westfield Holdings'
                              U.S. operations in 1986 and in 1989 he began
                              heading activities in development, design and
                              construction activities. Between 1979 and
                              1986, he worked with Westfield Holdings in
                              Australia, attaining the position of Deputy
                              General Manager of Design and Construction.
                              Mr. Vazelakis is a member of the board of
                              directors of Marks Vazelakis, Inc.
Irv Hepner              48    Irv Hepner was appointed Secretary of
                              Westfield America in 1997 and designated an executive officer of Westfield America in 1998. He holds a Bachelor of Arts degree in architecture from Yale College and a Juris
                              Doctor from Benjamin N. Cardozo School of
                              Law. From 1994 until his appointment as
                              Secretary of Westfield America, Mr. Hepner was a partner in the firm of Loeb & Loeb LLP in New York City. Prior to that, from 1983 to 1993, he was first an associate and then a partner with the firm of Mayer, Brown & Platt in New York City, and was previously associated with Willkie Farr & Gallagher from
                              1982 to 1983 and Debevoise & Plimpton from
                              1979 to 1982.


EXECUTIVE COMPENSATION

        Westfield America has no employees and none of the executive officers named above receives any compensation for services rendered to Westfield America. Westfield America does not have any retirement, incentive, bonus, stock based or other employee benefit plans. All of Westfield America's executive officers are compensated by Westfield Holdings or its subsidiaries.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Frank P. Lowy, Chairman of Westfield America and Chairman of Westfield Holdings serves on the Compensation Committee of Westfield Holdings.


                           PERFORMANCE COMPARISON
                       STOCK PRICE PERFORMANCE GRAPH

        The following graph shows the monthly percentage change in cumulative total shareholder return on Westfield America's Common Shares from May 16, 1997, the date on which the Common Shares began trading on the New York Stock Exchange through December 31, 1998. The graph also shows the cumulative total return of the Standard & Poor's 500 Composite Index and the NAREIT Equity Retail Return Index during that period. The graph assumes $100 was invested on May 16, 1997 in each of Westfield America's Common Shares and the Standard & Poor's 500 Composite Index and on May 30, 1997 in the NAREIT Equity Retail Return Index (that Index not being available until May 30, 1997) and assumes the reinvestment of all dividends. Westfield America has selected the NAREIT Equity Retail Return Index because it believes that it offers shareholders the best basis for assessing total shareholder return on the Common Shares and comparing it to the results of comparable retail real estate investment trusts. The comparisons in this table are required by the Securities and Exchange Commission and are not intended to forecast or be indicative of possible future performance of Westfield America's Common Shares.


EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC


            WESTFIELD AMERICA       NAREIT EQUITY RETAIL INDEX    S&P 500
16-May-97                $100.00                                 $100.00
30-May-97                 101.67                   $103.55        100.84
30-Jun-97                 112.50                    107.91        105.36
31-Jul-97                 113.99                    109.73        113.74
29-Aug-97                 112.73                    109.08        107.37
30-Sep-97                 114.19                    114.33        113.25
31-Oct-97                 116.76                    112.99        109.47
28-Nov-97                 114.62                    114.85        114.53
31-Dec-97                 119.13                    117.63        116.50
30-Jan-98                 124.82                    118.96        117.79
27-Feb-98                 125.26                    118.77        126.28
31-Mar-98                 126.00                    122.02        132.75
30-Apr-98                 125.10                    119.63        134.09
29-May-98                 125.10                    119.92        131.78
30-Jun-98                 133.90                    120.10        137.13
31-Jul-98                 128.43                    115.41        135.67
31-Aug-98                 115.68                    106.03        116.06
30-Sep-98                 127.38                    113.15        123.49
31-Oct-98                 127.84                    112.74        133.54
30-Nov-98                 130.16                    113.23        141.63
31-Dec-98                 130.08                    111.82        149.79


                      SECURITIES BENEFICIALLY OWNED BY
                   PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table lists the beneficial ownership of Westfield America's Common Shares as of March 10, 1999 for Westfield America's directors, executive officers and holders of more than 5% of Westfield America's outstanding Common Shares. "Beneficial Ownership" includes shares a director, officer or 5% shareholder has the power to vote or transfer and stock options and warrants that are exercisable currently or within 60 days. Unless otherwise indicated, the business address of each beneficial owner is c/o Westfield America, Inc., 11601 Wilshire Boulevard, Los Angeles, California 90025.

Name and Address                                                               Percent of
----------------                                          Number of            Outstanding
                                                       Common Shares          Common Shares
                                                        Beneficially           Beneficially
                                                            Owned                Owned
                                                        -------------         --------------
Perpetual Trustee
Company Limited,
as Trustee for Westfield America Trust...........       49,453,758(1)             60.6%(1)

   The National Manager
     Property Trusts
     Perpetual Trustees of Australia
       Limited
     Level 7
     1 Castlereagh Street
     Sydney, Australia
Westfield Holdings Limited; Westfield
   American Investments Pty Limited;
   Westfield America Management Limited
     c/o Westfield Holdings Limited
     Level 24 Westfield Towers
     100 William Street
     Sydney, NSW 2011
     Australia
and
Westfield Corporation, Inc.......................       63,519,830(2)(3)          77.8%(2)(3)
Cordera Holding Pty. Limited; Frank P.
   Lowy; David H. Lowy, Steven M. Lowy
     c/o Westfield Holdings Limited
     Level 24 Westfield Towers
     100 William Street
     Sydney, NSW 2011
     Australia
and
Peter S. Lowy....................................       64,119,830(3)             78.5%(3)
Security Capital Preferred Growth
 Incorporated
  11 South LaSalle Street, 2nd Floor
  Chicago, Illinois  60603.......................        6,944,450(4)              8.7%
Roy L. Furman....................................           31,155                *
Frederick G. Hilmer..............................           17,155                *
Bernard Marcus...................................           11,226                *
Larry A. Silverstein.............................           13,155(5)             *
Francis T. Vincent, Jr...........................           11,155                *
George Weissman..................................           11,155                *
Richard E. Green.................................          200,000                *
Herman Huizinga..................................            3,395                *
Randall J. Smith.................................            5,000                *
Mark A. Stefanek.................................           26,000                *
Roger D. Burghdorf...............................              100                *
Dimitri Vazelakis................................            2,500                *
Irv Hepner.......................................            1,000                *
All directors and executive officers as                 64,452,826(3)             78.9%(3)
   a group ([15] persons)........................



---------------

*       Less than 1%.

(1) A report on Schedule 13D, dated May 30, 1997, disclosed that this figure includes 8,335,648 shares issuable upon exercise of outstanding warrants to purchase Common Shares. All of the Common Shares and warrants are held by Perpetual Trustee Company Limited as Trustee of Westfield America Trust (the "Trustee"), an Australian public property trust. Except with respect to the election of directors, the Trustee has the power to vote 18,515,336.5 (22,683,160.5 assuming exercise of the outstanding warrants) of such Common Shares in its absolute discretion. Westfield America Management Limited, a subsidiary of Westfield Holdings and manager of Westfield America Trust, directs the vote of the remaining Common Shares held by the Trustee. The Trustee may only vote its Common Shares for the election of directors as approved by the holders of units of Westfield America Trust. If Proposal 3 and Proposal 4 are approved, as described below, the Trustee will beneficially own 55,009,318 Common Shares, or 63.1% of the outstanding Common Shares and except with respect to the election of directors, the Trustee will have the power to direct the vote of 26,849, 830.5 Common Shares if the outstanding warrants are exercised and the Series D and D-1 Preferred Shares are converted to Common Shares. The Trustee disclaims beneficial ownership of such shares. References to beneficial ownership are made herein solely with respect to U.S. securities laws and are not intended to refer or apply in any respect to Australian legal matters.

(2) 14,066,072 of the Common Shares are held by wholly-owned subsidiaries of Westfield Holdings. The balance represents Common Shares held in the name of the Trustee. Solely for purposes of U.S. securities laws, Westfield Holdings may be deemed to have beneficial ownership of the shares owned by the Trustee because a subsidiary of Westfield Holdings manages Westfield America Trust. The manager of Westfield America Trust has the power to direct the vote of 22,602,773.5 of such shares (26,770,597.5 assuming exercise of the outstanding warrants held by Westfield America Trust), other than for the election of directors. The manager of Westfield America Trust has no pecuniary interest in such shares although Westfield Holdings has a pecuniary interest in 23.8% of the shares held by Westfield America Trust because it owns units of Westfield America Trust. The manager of Westfield America Trust and the Trustee of Westfield America Trust share the investment power over such shares. See footnote (1) above. If Proposal 3 and Proposal 4 are approved, as described below, the wholly-owned subsidiaries of Westfield Holdings will beneficially own 71,853,170 Common Shares, or 79.8% of the outstanding Common Shares and the manager of Westfield America Trust will have the power to direct the vote of 28,159,487.5 Common Shares held by the Trustee, other than for the election of directors, if the outstanding warrants are exercised and the Series D and D-1 Preferred Shares are converted to Common Shares. References to beneficial ownership are made herein solely with respect to U.S. securities laws and are not intended to refer or apply in any respect to Australian legal matters.

(3) Cordera Holding Pty. Limited and Messrs. Frank, David, Steven and Peter Lowy may be deemed to beneficially own approximately 35% of the outstanding ordinary shares of Westfield Holdings and, as such, Messrs. Frank, David, Steven and Peter Lowy may be deemed solely for purposes of U.S. securities laws to beneficially own the 63,519,830 Common Shares indicated as owned and deemed beneficially owned by Westfield Holdings as set forth in footnote (2) above. If Proposal 3 and Proposal 4 are approved, as described below, Messrs. Frank, David, Steven and Peter Lowy may be deemed solely for purposes of U.S. securities laws to beneficially own 72,453,170 Common Shares and 80.5% of the outstanding Common Shares. Messrs. Frank, David, Steven and Peter Lowy disclaim beneficial ownership of such securities. References to beneficial ownership are made herein solely with respect to U.S. securities laws and are not intended to refer or apply in any respect to Australian legal matters. See "Directors."

(4) Pursuant to the Schedule 13G filed on February 12, 1999 with the Securities and Exchange Commission, 4,166,670 shares, 1,388,890 shares and 1,388,890 shares represent Common Shares that are issuable by Westfield America upon the conversion of 416,667 Series C Preferred Shares, 138,889 Series C-1 Preferred Shares and 138,889 Series C-2 Preferred Shares, respectively. Each Series C Preferred Share, Series C-1 Preferred Share and Series C-2 Preferred Share is currently convertible into 10 Common Shares.

(5) 12,000 of the Common Shares are owned by Mr. Silverstein's wife. Mr. Silverstein disclaims beneficial ownership of such Common Shares.

        Except as set forth above, no director or executive officer of Westfield America owns Common Shares.


               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

TRANSACTIONS WITH WESTFIELD HOLDINGS LIMITED

Advisory, Management and Development Services to Westfield America, Inc.

        Westfield America has no employees and relies on subsidiaries of Westfield Holdings for the management of Westfield America and its properties. These services are provided under a series of agreements between Westfield America and subsidiaries of Westfield Holdings.

        Westfield America's board of directors monitors the performance under the advisory, management and development agreements with Westfield Holdings. These financial arrangements and any other transactions in which Westfield Holdings has a material interest must be approved by the independent directors and, in certain instances, the Trustee. Independent directors are those members of Westfield America's board of directors who:

o are not, and have not for the last 12 months been, directors, officers or employees of Westfield Holdings or Westfield America Trust;
o are not affiliates of Westfield Holdings or Westfield America Trust or officers or employees of such affiliates;
o are not members of the immediate family of any natural person described in the two clauses immediately above; and
o are free from any relationship that would interfere with the exercise of independent judgment as a director.

The independent directors may seek the advice of independent experts in carrying out their duties. The agreements were negotiated by Westfield America and Westfield Holdings. Westfield America believes that, although these agreements were negotiated between associated parties, they reflect market terms.


Westfield U.S. Advisory, L.P. and the Advisory Agreement

Services Provided

        Westfield U.S. Advisory, L.P., a Delaware limited partnership wholly owned by Westfield Corporation, Inc., a wholly owned subsidiary of Westfield Holdings, provides a variety of asset management and investment services for Westfield America.

The Advisory Fee

        Under an advisory agreement, dated as of July 1, 1996, as amended in May 1997 at the time of Westfield America's initial public offering, Westfield U.S. Advisory, L.P. receives an annual fee equal to the lesser of 25% of Funds from Operation in excess of the Advisory F.F.O. Amount and 0.55% of the "Net Equity Value" of Westfield America's assets.

        As of today, the "Advisory F.F.O. Amount" is $142.2 million. The "Advisory F.F.O. Amount" will be increased whenever Westfield America issues additional Common Shares by adding the "F.F.O. Adjustment Factor" to the then applicable Advisory F.F.O. Amount. The "F.F.O. Adjustment Factor" is 103% (or 100% in the case of Common Shares issued under any dividend reinvestment plan) multiplied by:

o a fraction the numerator of which is the aggregate "Funds From Operations Available for Common Shares" of Westfield America for each of the four full calendar quarters immediately preceding the date of the issuance and the denominator of which is the aggregate number of Common Shares (on a fully diluted basis as required by Generally Accepted Accounting Principles ("GAAP")) of Westfield America then outstanding immediately prior to the date of the issuance, multiplied by
o the number of additional Common Shares issued (on a fully diluted basis as required by GAAP).

"Funds From Operations Available for Common Shares" means Funds From Operations less dividends paid or accrued on the preferred shares during the applicable four full calendar quarter period. "Funds From Operations" means net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from debt restructuring and sales of property, plus real estate related depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.

        The advisory fee is payable quarterly on the last business day of each calendar quarter based on the annual budget for Funds From Operations for Westfield America and is subject to year end adjustment based on actual Funds From Operations for the year. "Net Equity Value" will be based on shareholders' equity as reflected in Westfield America's most recent quarterly financial statements, as adjusted to reflect the most recent appraised value of Westfield America's properties (which appraisals are performed on a rolling three-year basis).

        Westfield America paid an advisory fee of $6,140,000 for the fiscal year ended December 31, 1998.

Term and Termination

        The advisory agreement has an initial term of three years ending May 21, 2000 followed by automatic one-year renewals. After the initial three-year term, the performance of Westfield U.S. Advisory, L.P. will be reviewed annually. The advisory agreement may be terminated annually if the Trustee (so long as Westfield America Trust owns at least 10% of the outstanding capital stock of Westfield America) and at least 75% of the independent directors agree that the performance of Westfield U.S. Advisory, L.P. is unsatisfactory and materially detrimental to Westfield America or that the compensation payable to Westfield U.S. Advisory, L.P. is not fair. Westfield U.S. Advisory, L.P., however, can prevent a compensation termination by accepting a mutually acceptable reduction of its fees. In addition, the advisory agreement may be terminated at any time, for cause, which is defined as fraud, misappropriation of funds or willful violation of the advisory agreement or if an event of default has occurred and is continuing under the Garden State Plaza loan (as described below).

        Westfield U.S. Advisory, L.P. can terminate the advisory agreement, if Westfield U.S. Advisory, L.P. notifies Westfield America that advisory services shall cease to be one of the major business undertakings of Westfield Holdings in the United States, except that the advisory agreement will continue for a period of 180 days thereafter so long as Westfield
America is reasonably satisfied with Westfield U.S. Advisory, L.P.'s ability to provide the required services during such period.

Officers

        The principal executive officers of the general partner of Westfield U.S. Advisory, L.P. are Richard E. Green and Peter S. Lowy, the
Co-Presidents of Westfield America.

Westfield Management Company and the Management Agreements

Services Provided

        Westfield Management Company, a Delaware partnership wholly owned by Westfield Holdings, manages all of Westfield America's shopping centers.

Management Fees

        For each of the wholly owned shopping centers, Westfield Management Company receives a property management fee from Westfield America equal to 5% of all minimum, fixed and percentage rents received by Westfield America with respect to the wholly owned shopping centers, a lease preparation fee of $750 per executed lease, and a tenant plan review fee of $1,000 per executed lease. For the properties not wholly owned by Westfield America, the fees payable to Westfield Management Company are based on the terms of joint venture agreements between Westfield America and its joint venture partners, but Westfield America's share thereof is subject to adjustment so that the aggregate fees payable by Westfield America with respect to such properties are the same as payable with respect to the wholly owned shopping centers. Fees incurred for the year ended December 31, 1998 to Westfield Management Company under these agreements totaled 10.9 million. In addition to the management fees, Westfield Management Company was reimbursed for recoverable operating costs, including mall related payroll costs totaling $17.5 million for the year ended December 31, 1998.

Term and Termination

        Each management agreement has an initial three-year term, ending May 21, 2000, followed by automatic one-year renewals. After the initial three-year term, Westfield Management Company's performance will be reviewed annually. The management agreements may be terminated annually, if the Trustee (so long as Westfield America Trust owns at least 10% of the outstanding capital stock of Westfield America) and at least 75% of the independent directors agree that Westfield Management Company's performance is unsatisfactory and materially detrimental to Westfield America or that the compensation paid to Westfield Management Company is not fair. Westfield Management Company, however, can prevent a compensation termination by accepting a mutually acceptable reduction of its fees. In addition, each of the management agreements may be terminated at any time for cause, which is defined as fraud, misappropriation of funds or willful violation of the respective management agreements or if an event of default has occurred and is continuing under the Garden State Plaza loan (as described below).

        In a separate letter agreement, Westfield America and Westfield Management Company also agreed that so long as Westfield Management Company is managing the centers under the management agreements, Westfield Management Company will manage all wholly-owned properties acquired by Westfield America in the future and that Westfield America will use its reasonable efforts to have Westfield Management Company appointed as the manager with respect to any future joint venture properties controlled by Westfield America.

        Westfield Management Company can terminate the management agreements if Westfield Management Company notifies Westfield America that management of regional shopping centers shall cease to be one of the principal business undertakings of Westfield Holdings in the United States, except that the management agreements will continue for a period of 180 days thereafter so long as Westfield America is reasonably satisfied with Westfield Management Company's ability to provide the required services during such period.

Officers

        The principal executive officers of the general partner of Westfield Management Company are Richard E. Green and Peter S. Lowy, the Co-Presidents of Westfield America.

Westfield Corporation, Inc. and the Development Agreement

Services Provided

        Westfield Corporation, Inc., a Delaware corporation wholly-owned by Westfield Holdings, has entered into a master development framework agreement with Westfield America under which Westfield America granted Westfield Corporation, Inc. the exclusive right to carry out expansion, redevelopment and related work on Westfield America's wholly owned shopping centers and agreed to attempt to have Westfield Corporation, Inc. to be hired to carry out similar activities for the jointly owned shopping centers.

Development Fees

        Under the master development framework agreement, dated July 1, 1996, Westfield Corporation, Inc. is reimbursed for pre-development costs, subject to the work being performed in accordance with an annual plan or redevelopment budget previously approved by Westfield America's board of directors. If Westfield America in its sole discretion (based on feasibility and other appropriate studies) decides to proceed with a particular development, Westfield Corporation, Inc. provides the necessary development services pursuant to a separate development agreement to be entered into by the parties. Westfield Corporation, Inc. provides:

o such development services for a fixed fee equal to 5% of the final gross project price;
o architectural, design and engineering services for a fixed fee equal to 10% of the construction costs; and
o       other related services in consideration of agreed fees.

The construction portion of the development project is performed on a fixed price basis. The master development framework agreement provides that Westfield America may engage an independent representative to advise Westfield America with respect to the proposed fixed price and the construction schedule. If Westfield America desires to engage such an independent representative, Westfield America shall consult with Westfield Holdings in good faith as to the selection of the independent representative. If Westfield America and Westfield Corporation, Inc. cannot agree as to the fixed price or the construction schedule for the project, and the parties' respective independent representatives cannot negotiate a resolution, an independent expert will determine the appropriate price and construction schedule. Westfield Corporation, Inc. may then either accept the independent expert's proposal or agree to perform the work on a "cost plus" basis in which case Westfield Corporation, Inc. will:

o be paid for the actual cost of performing the services plus a percentage of those costs as agreed between Westfield America and Westfield Corporation, Inc.; and
o Westfield America may designate the schedule, but Westfield Corporation, Inc. will not be liable if the construction schedule is not achieved.

Westfield America has no obligation to proceed with any development project. The decisions to proceed with a development project and the fixed price and construction schedule with respect to such a project requires the approval of at least 75% of the independent directors. Reimbursements and fees incurred for the year ended December 31, 1998 to Westfield
Corporation, Inc. under these agreements totaled $51.2 million.

Term and Termination

        The master development framework agreement may be terminated by Westfield America by agreement of at least 75% of the independent directors and the Trustee (so long as Westfield America Trust owns at least 10% of the outstanding capital stock of Westfield America) if the advisory agreement and the management agreements have been terminated in accordance with their terms. In such event, Westfield Corporation, Inc. and Westfield America will remain bound by the master development framework agreement for the remaining term with respect to any development projects for which Westfield Corporation, Inc. has commenced to provide substantial predevelopment services to Westfield America. In addition, the master development framework agreement or any individual development agreement may be terminated at any time for cause, which is defined as fraud, misappropriation of funds or willful violation of the master development framework agreement or the individual development agreement or if an event of default has occurred and is continuing under the Garden State Plaza loan (as described below).

        Westfield Corporation, Inc. can terminate the master development framework agreement if Westfield Corporation, Inc. notifies Westfield America that property development services shall cease to be one of the principal business undertakings of Westfield Holdings in the United States, except that the master development framework agreement will continue for a period of 180 days thereafter so long as Westfield America is reasonably satisfied with Westfield Corporation, Inc.'s ability to provide the required services during such period and except that any such termination shall not affect any individual development agreement previously entered into by Westfield Corporation, Inc. and Westfield America.

Officers

        The principal executive officers of Westfield Corporation, Inc. are Richard E. Green and Peter S. Lowy, the Co-Presidents of Westfield America.

Management of Westfield America, Inc.

        All of the officers of Westfield America are employed by Westfield Holdings and receive compensation and fringe benefits from Westfield Holdings and not from Westfield America. Several of the officers serve as directors of Westfield Holdings and certain of such officers and associates beneficially own shares of Westfield Holdings and units of Westfield America Trust. See "Securities Beneficially Owned by Principal Shareholders and Management." As a result of such employment and interests, the officers of Westfield America receive an indirect benefit from the advisory, management and development arrangements described above.

Garden State Plaza Option

        In July 1996, Westfield America acquired from Westfield Holdings an option to acquire at fair market value the stock of Westland Realty, Inc., the holder of an indirect 50% interest in Garden State Plaza located in Paramus, New Jersey.

        The Garden State Plaza option is exercisable following the completion of an independent valuation of the property to determine its fair market value. The valuation procedure may be commenced by Westfield America upon the earliest to occur of:

o any time after completion and stabilization of the recent expansion of the property, defined to mean the leasing of 95% of the mall gross leasable area for the expansion; and
o any time after the date which is 18 months after completion of the recent expansion of the property.

In any event, the valuation procedure described above must commence by January 3, 2000.

The valuation is to be performed by an independent appraiser approved by Westfield America and Westfield Holdings within 30 days after Westfield America elects to commence the valuation procedure. The purchase price under the Garden State Plaza option is equal to 50% of such fair market valuation, subject to adjustment for the mortgage debt of Garden State Plaza, the Garden State Plaza loan (as described below) and the amount by which current assets exceed current liabilities. The Garden State Plaza option must be exercised within 120 days after delivery of the determination of the fair market value of the property. Westfield America believes that the conditions to the exercise of the Garden State Plaza option will first be satisfied in the summer of 1999 based on the right to exercise 18 months after substantial completion; however, the option may first be exercised at an earlier date if the property is 95% leased. Westfield America's board of directors (including at least 75% of the independent directors) will determine whether the exercise of the Garden State Plaza option is in the best interests of Westfield America. If the purchase price exceeds $55 million (net of the $145 million Garden State Plaza loan described below), the exercise of the Garden State Plaza option will be subject to an affirmative vote of a majority of the holders of Common Shares voting at a meeting on such issue other than Westfield Holdings and its affiliates (including Westfield America Trust) and interests associated with the Lowy family. The purchase price shall be payable by the delivery of Common Shares, valued at the average of the closing sale price for the Common Shares on the 20 trading days prior to the date the option is exercised.

The Garden State Plaza Loan

        In May 1997, Westfield America acquired a substantial economic interest in the revenues to be received from Garden State Plaza by making a $145 million participating secured loan to the subsidiaries of Westfield Holdings which own the indirect 50% interest in Garden State Plaza. This non-recourse loan bears interest at a fixed annual rate of 8.5% per annum, and is secured by a pledge of Westfield Holdings' 50% partnership interest in the limited partnership which owns Garden State Plaza. Westfield America also receives participating interest based on 80% of the borrowers' share of the adjusted cash flow (after payment of the fixed interest and after calculating Westfield Holdings' share of cash flow from Garden State Plaza as if the mortgage loan encumbering such property had a fixed interest rate of 7.25% per annum) from Garden State Plaza subject to an aggregate limit for fixed interest and participating interest in an amount equal to 11% per annum. The loan will mature on May 21, 2007, may be prepaid with a yield maintenance premium (based on the payment of the maximum amount of participating interest) after the expiration of the Garden State Plaza option in connection with the sale of Garden State Plaza (or Westfield Holdings' interest therein) to an unaffiliated third party and may not otherwise be prepaid for five years. If an event of default shall occur under the Garden State Plaza loan, Westfield America will be entitled to a yield maintenance premium (based on the payment of the maximum amount of participating interest) and will have the right to terminate the management agreements, the advisory agreement and the master development framework agreement. In May 1997, the board of directors of Westfield Holdings represented that it will not prepay the Garden State Plaza loan for seven years except under the circumstances described above and with the required yield maintenance premium. Westfield America received $14.7 million in interest from the Garden State Plaza loan for the year ended December 31, 1998.

        The other 50% interest in Garden State Plaza is owned by affiliates of Rodamco North America B.V., a Netherlands corporation unaffiliated with Westfield America.

Westfield Holdings Warrants

        In May 1997, Westfield America purchased from Westfield Holdings for $15.3 million, non-transferable warrants to acquire 49 million ordinary shares of Westfield Holdings. In April 1998, with the consent of Westfield Holdings, Westfield America exercised the warrants prior to their stated exercise date of May 21, 2000, by electing to receive the profit element of the warrants. Westfield Holdings elected to pay the profit element of the warrants by issuing to Westfield America 20,339,066 ordinary shares of Westfield Holdings. These shares were then sold by Westfield America to unaffiliated purchasers for $99,670,000.

        The terms of the warrants were negotiated between associated parties and there can be no assurance that either the price or the terms of the warrants were fair.

Registration Rights Agreement

        Pursuant to a registration rights agreement, after May 21, 2000, Westfield Holdings and its subsidiaries will have demand registration rights that would require Westfield America to promptly effect the registration of their shares held prior to Westfield America's initial public offering. Westfield Holdings currently has demand registration rights for its other Common Shares. In addition, Westfield America has agreed that, upon the request of Westfield Holdings, it will use its reasonable efforts to have a shelf registration statement filed after May 21, 2000 (after May 21, 1998 for any shares not held prior to consummation of Westfield America's initial public offering) and declared and kept continuously effective, pursuant to which Westfield Holdings and its subsidiaries will be able to sell Common Shares in ordinary course brokerage or dealer transactions. However, these rights allow Westfield America to postpone the filing of a demand registration statement (and an amendment or supplement to a shelf registration statement or to suspend the use of any previously filed registration statement for a reasonable period of time (not to exceed 60 days) if the board of directors determines in good faith that it would be significantly disadvantageous to Westfield America and its shareholders for such a registration statement (or amendment or supplement) to be filed on or before the date filing otherwise would be required. In addition, if Westfield America proposes to register any of its Common Shares, either for its own account or for the account of other shareholders, Westfield America is required, with certain exceptions, to provide the parties to the registration rights agreement with notice of the registration and to include in such registration all of the Common Shares requested to be included by such persons.


TRANSACTIONS WITH WESTFIELD AMERICA TRUST

        Westfield America Trust is an Australian public property trust which was established pursuant to a Trust Deed, dated March 28, 1996, as amended, to acquire a majority interest in Westfield America. Westfield America Trust is managed by Westfield America Management Limited, a wholly-owned subsidiary of Westfield Holdings. Units of Westfield America Trust are traded on the Australian Stock Exchange.

        The trustee of Westfield America Trust is Perpetual Trustee Company Limited which is Australia's largest independent trustee organization and has extensive experience in acting as trustee of unit trusts, including listed property trusts. Although under the Trust Deed, the Trustee and Westfield Holdings of Westfield America Trust have the power to make other investments, Westfield America Trust has informed Westfield America that it presently intends only to invest in Westfield America.

        The Trustee generally votes the Common Shares held by Westfield America Trust, as directed by the manager of Westfield America Trust, with certain exceptions. As long as Westfield Holdings owns Common Shares and Westfield America Trust and Westfield Holdings together hold more than 50% of the outstanding Common Shares of Westfield America, the Trustee has the power to vote in its absolute discretion the number of Common Shares held by Westfield America Trust equal to the difference between the number of Common Shares held by Westfield America Trust and Westfield Holdings and 50% of the outstanding Common Shares. Any additional shares held by Westfield America Trust will be voted by the Trustee as directed by the manager of Westfield America Trust.

        Under current Australian law, the Trustee must solicit approval of Westfield America Trust unitholders before voting in the election of directors with respect to shares of other corporations held by Westfield America Trust. For this purpose, a general meeting of Westfield America Trust unitholders must be convened with each Westfield America Trust unitholder having one vote for each unit held. The Trustee votes all Common Shares as a block in the manner approved by a majority of the units voting on the matter at such meeting of unitholders. The Trustee has called a meeting of Westfield America Trust unitholders to obtain approval for voting for the election of Westfield America's directors.

        In May 1998, Westfield America entered into a stock subscription agreement with Westfield America Trust. Subject to the shareholder approval that is being requested pursuant to this Proxy Statement, Westfield America has the right to sell, and Westfield America Trust has the obligation to purchase, $A465 million (approximately $US292.0 million as of December 31, 1998) of Westfield America's Common Shares in three equal installments at a 5% discount to the then prevailing market price of Westfield America's Common Shares at June 2001, 2002 and 2003.

        On August 12, 1998, Westfield America issued in a private placement 416,667 Series D Preferred Shares to Westfield America Trust, and 277,778 Series D Preferred Shares to Westfield American Investments Pty Limited, a subsidiary of Westfield Holdings in exchange for gross proceeds of $75,000,060 and $50,000,040, respectively. On December 22, 1998, Westfield America issued 138,889 Series D-1 Preferred Shares to Westfield America Trust in exchange for gross proceeds of $25,000,020. Each of the Series D Certificate of Designation and the Series D-1 Certificate of Designation allows conversion by Westfield America Trust or Westfield American Investments Pty Limited, at any time (subject to the shareholder approval that is being requested pursuant to this Proxy Statement), of each Series D Preferred Share and each Series D-1 Preferred Share into 10 Common Shares, subject to adjustment as described in Exhibit B to this Proxy Statement.

        At March 10, 1999, Westfield Holdings owns an approximately 23.8% equity interest in Westfield America Trust on a fully diluted basis.


                APPROVAL OF AMENDMENT TO WESTFIELD AMERICA'S
                SERIES C CERTIFICATE OF DESIGNATION SO THAT
                THE HOLDERS OF WESTFIELD AMERICA'S SERIES C,
              C-1 AND C-2 PREFERRED SHARES WILL VOTE TOGETHER
                             AS A SINGLE CLASS
                                (PROPOSAL 2)

        On August 12, 1998, Westfield America issued to Security Capital Preferred Growth Incorporated in a private placement, 416,667 Series C Preferred Shares, par value $1.00 per share and liquidation value $180 per share, in exchange for gross proceeds of $75,000,060. On December 24, 1998, Westfield America issued to Security Capital in a private placement, 138,889 Series C-1 Preferred Shares, par value $1.00 per share and liquidation value $180 per share, in exchange for gross proceeds of $25,000,020. On December 29, 1998, Westfield America issued to Security Capital in a private placement, 138,889 shares of Series C-2 Preferred Shares, par value $1.00 per share and liquidation value $180 per share, in exchange for gross proceeds of $25,000,020. Each Series C Preferred Share, Series C-1 Preferred Share and Series C-2 Preferred Share is currently convertible into 10 Common Shares, subject to adjustment.

        In January 1999, the board of directors of Westfield America approved and adopted a resolution approving an amendment to Section 11(a) to Westfield America's Certificate of Designation setting forth "Resolution of the Board of Directors of Westfield America, Inc. Designating Series C Preferred Shares and Fixing Preferences and Rights thereof" (the "Series C Certificate of Designation") so that the holders of Westfield America's Series C Preferred Shares, Series C-1 Preferred Shares and Series C-2 Preferred Shares will vote together as a single class. The proposed amendment provides that:

o if Westfield America does not pay a full distribution to the holders of Series C Preferred Shares, the holders of Series C-1 Preferred Shares or the holders of Series C-2 Preferred Shares for two consecutive quarterly distribution periods, then there shall be two additional members on Westfield America's board of directors, and the holders of the Series C Preferred Shares, the holders of the Series C-1 Preferred Shares and the holders of the Series C-2 Preferred Shares, voting together as a single class, shall have the exclusive right to elect those two additional directors; and
o if Westfield America does not pay a distribution of at least $0.32 per share, adjusted for stock splits or similar matters that affect conversion rates, to holders of Westfield America's Common Shares for two consecutive quarterly distribution periods, then there shall be one additional member on Westfield America's board of directors, and the holders of the Series C Preferred Shares, the holders of the Series C-1 Preferred Shares and the holders of the Series C-2 Preferred Shares, voting together as a single class, shall have the exclusive right to elect that additional director. For a description of events that affect conversion rates, see Exhibit B to this Proxy Statement.


Once all distributions in arrears are made current and paid in full, and once Westfield America has paid distributions on its Common Shares of at least $0.32 per share, then the directors elected by the holders of the Series C Preferred Shares, the holders of the Series C-1 Preferred Shares and the holders of the Series C-2 Preferred Shares shall cease to be directors and the number of directors shall be reduced accordingly. A copy of the proposed amendment to Section 11(a) of the Series C Certificate of Designation, marked to show the changes covered by this Proposal 2, is attached to this Proxy Statement as Exhibit A.

        The affirmative vote of a majority of the Common Shares cast, provided that all shares cast represent a majority of the Common Shares entitled to vote on Proposal 2, and the affirmative vote of a majority of the Series C Preferred Shares, is required for approval of this Proposal. Abstentions will effectively count as a vote AGAINST this Proposal and broker non-votes will count as a vote FOR this Proposal.

        The purpose of the proposed amendment to the Series C Certificate of Designation is to allow the holders of the Series C Preferred Shares, the holders of the Series C-1 Preferred Shares and the holders of the Series C-2 Preferred Shares, in the situations described above, to vote together as a single class.

        The effect of the proposed amendment is to decrease the number of directors that the holders of the Series C Preferred Shares, the holders of the Series C-1 Preferred Shares and the holders of the Series C-2 Preferred Shares, in the aggregate, in the situations described above, may elect. In the absence of adopting the proposed amendment, the holders of the Series C Preferred Shares will vote separately from the holders of the Series C-1 Preferred Shares and Series C-2 Preferred Shares for the election of directors if the situations described above occur, and consequently, holders of the Series C, C-1 and C-2 Preferred Shares would be entitled to elect more directors in the aggregate than they would be entitled to elect if the proposed amendment were adopted.

        As of March 10, 1999, there were 416,667 Series C Preferred Shares outstanding, all of which are currently held by Security Capital.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
               THE APPROVAL AND RATIFICATION OF THE AMENDMENT
                 TO THE SERIES C CERTIFICATE OF DESIGNATION

               APPROVAL OF THE ISSUANCE OF COMMON SHARES UPON
        CONVERSION OF WESTFIELD AMERICA'S SERIES D PREFERRED SHARES
              IF THEN HELD BY A SUBSTANTIAL SECURITY HOLDER OF
             WESTFIELD AMERICA OR OTHER RESTRICTED HOLDER UNDER
                     THE NEW YORK STOCK EXCHANGE RULES
                                (PROPOSAL 3)

        On August 12, 1998, Westfield America issued, pursuant to a private placement, 416,667 shares of Series D Preferred Shares, par value $1.00 per share and liquidation value $180 per share, to Westfield America Trust, Westfield America's largest shareholder and an affiliate of Westfield America and 277,778 shares of Series D Preferred Shares to Westfield American Investments Pty Limited, a subsidiary of Westfield Holdings in exchange for gross proceeds of $75,000,060 and $50,000,040, respectively. The proceeds of such sales were used in part to fund the acquisition of a portfolio of properties from TrizecHahn Centers, Inc.

        A description of the Series D Preferred Shares is attached to this Proxy Statement as Exhibit B.

        Westfield America's Certificate of Designation setting forth "Resolution of the Board of Directors of Westfield America, Inc. Designating Series D Preferred Shares and Fixing Preferences and Rights Thereof" (the "Series D Certificate of Designation") provides that, in the event that the holders of Common Shares as a whole reject this proposal, then from and after August 12, 2000, the Series D Preferred Shares are redeemable, at the option of the holder, for cash at a price equal to 18 times the current market price of the Common Shares, plus all accumulated, accrued and unpaid dividends, whether or not declared, if any, to the date of repurchase or the date payment is made available. In addition, the Series D Certificate of Designation provides that the Series D Preferred Shares will be convertible into Common Shares upon the transfer of the Series D Preferred Shares to a person to whom Westfield America is permitted to issue Common Shares without shareholder approval, in accordance with the rules of the New York Stock Exchange.

        Pursuant to Rule 312 of the New York Stock Exchange, shareholder approval is required before the Series D Preferred Shares are convertible by Westfield America Trust or Westfield American Investments Pty Limited into Common Shares because each of Westfield America Trust and Westfield American Investments Pty Limited could be considered a "substantial security holder" of Westfield America. Rule 312 of the New York Stock Exchange also requires shareholder approval prior to the Series D Preferred Shares being convertible into Common Shares when Series D Preferred Shares are held by a director, officer or substantial security holder of Westfield America (a "Related Party"), a subsidiary, affiliate or other closely-related person of a Related Party or any company or entity in which a Related Party has a substantial direct or indirect interest. A person owning an interest consisting of less than either 5% of the number of shares of common stock or 5% of the voting power outstanding of a company or entity is not considered a "substantial security holder".

         If Proposal 3 is approved by the shareholders, the convertibility of the Series D Preferred Shares would no longer be subject to shareholder approval under Rule 312 of the New York Stock Exchange rules. The affirmative vote of a majority of the Common Shares cast is required for approval of this Proposal, provided that all shares cast represent a majority of the Common Shares entitled to vote on Proposal 3. Abstentions will effectively count as a vote AGAINST this Proposal and broker non-votes will count as a vote FOR this Proposal.

        The purpose of Proposal 3 is to facilitate the listing of the Common Shares, into which the Series D Preferred Shares are convertible, on the New York Stock Exchange and to prevent the redemption of the Series D Preferred Shares, at the option of the holder, from occurring (as described above). If Proposal 3 is approved, the Series D Preferred Shares would be convertible into Common Shares, and upon conversion would permit the holders thereof to vote on all matters on which the holders of Common Shares are entitled to vote. Consequently, upon the occurrence of the conversion, the voting rights of the current holders of Common Shares would be diluted.

        As of March 10, 1999, there were 694,445 Series D Preferred Shares outstanding.

                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE
                   FOR THE ISSUANCE OF COMMON SHARES UPON
                THE CONVERSION OF SERIES D PREFERRED SHARES
              IF THEN HELD BY A SUBSTANTIAL SECURITY HOLDER OF
             WESTFIELD AMERICA OR OTHER RESTRICTED HOLDER UNDER
                     THE NEW YORK STOCK EXCHANGE RULES

         APPROVAL OF THE ISSUANCE OF COMMON SHARES UPON CONVERSION
           OF WESTFIELD AMERICA'S SERIES D-1 PREFERRED SHARES IF
               THEN HELD BY A SUBSTANTIAL SECURITY HOLDER OF
                WESTFIELD AMERICA OR OTHER RESTRICTED HOLDER
                  UNDER THE NEW YORK STOCK EXCHANGE RULES
                                (PROPOSAL 4)

        On December 22, 1998, Westfield America issued, pursuant to a private placement, 138,889 Series D-1 Preferred Shares, par value $1.00 per share and liquidation value $180 per share, to Westfield America Trust in exchange for gross proceeds of $25,000,020. The proceeds of such sale were used in part to acquire assets and in part to pay down indebtedness of Westfield America.

        A description of the Series D-1 Preferred Shares is attached to this Proxy Statement as Exhibit B.

        Westfield America's Certificate of Designation setting forth "Resolution of the Board of Directors of Westfield America, Inc. Designating Series D-1 Preferred Shares and Fixing Preferences and Rights Thereof" (the "Series D-1 Certificate of Designation") provides that, in the event that the holders of Common Shares as a whole reject this proposal, then from and after December 24, 2000, the Series D-1 Preferred Shares are redeemable, at the option of the holder, for cash at a price equal to 18 times the current market price of the Common Shares, plus all accumulated, accrued and unpaid dividends, whether or not declared, if any, to the date of repurchase or the date payment is made available. In addition, the Series D-1 Certificate of Designation also provides that the Series D-1 Preferred Shares will be convertible into Common Shares upon the transfer of the Series D-1 Preferred Shares to a person to whom Westfield America is permitted to issue Common Shares without shareholder approval, in accordance with the rules of the New York Stock Exchange.

        Pursuant to Rule 312 of the New York Stock Exchange, shareholder approval is required before the Series D-1 Preferred Shares are convertible by Westfield America Trust into Common Shares because Westfield America Trust could be considered a "substantial security holder" of Westfield America. Rule 312 of the New York Stock Exchange also requires shareholder approval prior to the Series D-1 Preferred Shares being convertible into Common Shares when Series D-1 Preferred Shares are held by a director, officer or substantial security holder of Westfield America (a "Related Party"), a subsidiary, affiliate or other closely-related person of a Related Party or any company or entity in which a Related Party has a substantial direct or indirect interest. A person owning an interest consisting of less than either 5% of the number of shares of common stock or 5% of the voting power outstanding of a company or entity is not considered a "substantial security holder".

        If Proposal 4 is approved by the shareholders, the convertibility of the Series D-1 Preferred Shares would no longer be subject to shareholder approval under Rule 312 of the New York Stock Exchange rules. The affirmative vote of a majority of the Common Shares and Series C Preferred Shares cast is required for approval of this Proposal, provided that all shares cast represent a majority of the Common Shares and Series C Preferred Shares entitled to vote on Proposal 4. Abstentions will effectively count as a vote AGAINST this Proposal and broker non-votes will count as a vote FOR this Proposal.

        For purposes of voting with respect to this Proposal, each Series C Preferred Share will equal ten Common Shares (the number of Common Shares that each Series C Preferred Share is convertible into). Security Capital, as holder of all of the issued and outstanding Series C Preferred Shares, has agreed to vote all of its Series C Preferred Shares in favor of this Proposal.

        The purpose of Proposal 4 is to facilitate the listing of the Common Shares, into which the Series D-1 Preferred Shares are convertible, on the New York Stock Exchange and to prevent the redemption of the Series D-1 Preferred Shares, at the option of the holder, from occurring (as described above). If Proposal 4 is approved, the Series D-1 Preferred Shares would be convertible into Common Shares, and upon conversion would permit the holders thereof to vote on all matters on which the holders of Common Shares are entitled to vote. Consequently, upon the occurrence of the conversion, the voting rights of the current holders of Common Shares would be diluted.

        As of March 10, 1999, there were 138,889 Series D-1 Preferred Shares outstanding.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
             THE ISSUANCE OF COMMON SHARES UPON THE CONVERSION
               OF SERIES D-1 PREFERRED SHARES IF THEN HELD BY
           A SUBSTANTIAL SECURITY HOLDER OF WESTFIELD AMERICA OR
                 OTHER RESTRICTED HOLDER UNDER THE NEW YORK
                            STOCK EXCHANGE RULES

   APPROVAL OF THE ISSUANCE OF COMMON SHARES TO AN AFFILIATE OF WESTFIELD
       AMERICA UNDER A SUBSCRIPTION AGREEMENT PREVIOUSLY ENTERED INTO
                                (PROPOSAL 5)

        On May 29, 1998, Westfield America entered into a stock subscription agreement with Westfield America Trust. Subject to shareholder approval (as described below), Westfield America has the right to sell, and Westfield America Trust has the obligation to purchase, $A465 million (approximately $US292.0 million as of December 31, 1998) of Common Shares in three equal installments at a 5% discount to the then prevailing market price of the Common Shares at June 2001, 2002 and 2003. In lieu of issuing Common Shares at each installment date, Westfield America has the option to pay the 5% discount in cash or in Common Shares. The proceeds of said agreement, should Westfield America elect to sell the Common Shares, would be used for general business purposes including, without limitation, funding future acquisitions of property.

        In January 1999, the board of directors of Westfield America approved and adopted a resolution approving the form, terms and provisions of the stock subscription agreement.

        The affirmative vote of a majority of:

o the Common Shares and Series C Preferred Shares cast, provided that all shares cast represent a majority of the Common Shares and Series C Preferred Shares entitled to vote on Proposal 5;
o the Common Shares and Series C-1 Preferred Shares cast, provided that all shares cast represent a majority of the Common Shares and Series C-1 Preferred Shares entitled to vote on Proposal 5; and
o the Common Shares and Series C-2 Preferred Shares cast, provided that all shares cast represent a majority of the Common Shares and Series C-2 Preferred Shares entitled to vote on Proposal 5,

is required for approval of this Proposal. Abstentions will effectively count as a vote AGAINST this proposal and broker non-votes will count as a vote FOR this proposal.

        For purposes of voting with respect to this Proposal, each Series C Preferred Share, Series C-1 Preferred Share and Series C-2 Preferred Share will equal ten Common Shares (the number of shares that each share of Series C Preferred Share, Series C-1 Preferred Share and Series C-2 Preferred Share is convertible into).

        The purpose of Proposal 5 is to facilitate the sale of $A465 million (approximately $US292.0 million as of December 31, 1998) of Common Shares which Westfield America may use for general corporate purposes including possible future acquisitions of property. The effect of shareholder approval of Proposal 5 would be that Westfield America would have the ability to raise $A465 million (approximately $US292.0 million as of December 31, 1998) in additional capital and additional Common Shares will be issued and would permit the holders thereof to vote on all matters on which the current holders of Common Shares are entitled to vote. Consequently, the voting rights of the current holders of Common Shares would be diluted. In addition, the economic rights of the current holders of Common Shares would be diluted as a result of the 5% discount at which the Common Shares can be purchased.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
     THE ISSUANCE OF COMMON SHARES TO AN AFFILIATE OF WESTFIELD AMERICA
           UNDER A SUBSCRIPTION AGREEMENT PREVIOUSLY ENTERED INTO

             APPROVAL AND RATIFICATION OF INDEPENDENT AUDITORS
                                (PROPOSAL 6)

        The board of directors of Westfield America has selected Ernst & Young LLP as Westfield America's independent auditors for the fiscal year ending December 31, 1999. Ernst & Young LLP have audited Westfield America's financial statements since 1996. Representatives of Ernst & Young LLP are expected to be present at the meeting and will be afforded the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to appropriate questions.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR
            THE APPROVAL AND RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS WESTFIELD AMERICA'S INDEPENDENT
           AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999.

                               OTHER BUSINESS

        As of the date of this Proxy Statement, Westfield America knows of no business that will be presented for consideration at the annual meeting other than that which has been referred to above. As to other business, if any, that may come before the annual meeting, it is intended that proxies in the enclosed form will be voted in accordance with the judgment of the proxy holder.

                           SHAREHOLDER PROPOSALS

        Any proposal of a shareholder intended to be presented at Westfield America's 2000 Annual Meeting of Shareholders must be received by the Secretary of Westfield America by November 30, 1999 for inclusion in the notice of meeting and proxy statement relating to Westfield America's 2000 Annual Meeting of Shareholders. The proposal must comply in all respects with the rules and regulations of the Securities and Exchange Commission and the By-Laws of Westfield America.

        Pursuant to Westfield America's By-Laws, as amended, shareholder proposals submitted to Westfield America for consideration at Westfield America's 2000 Annual Meeting of Shareholders outside the processes of Rule 14a-8 (i.e., the procedures for placing a shareholder's proposal in Westfield America's proxy materials) will be considered untimely if received by Westfield America before December 31, 1999 or after January 30, 2000. Accordingly, the proxy with respect to Westfield America's 2000 Annual Meeting of Shareholders will confer discretionary authority to vote on any shareholder proposals received by Westfield America after January 30, 2000.

                               ANNUAL REPORT

        A copy of Westfield America's Annual Report for the fiscal year ended December 31, 1998, including financial statements audited by Ernst & Young LLP, independent accountants, and their report thereon dated January 25, 1998, accompanies this Proxy Statement. IN ADDITION, A COPY OF WESTFIELD AMERICA'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998, WILL BE SENT TO ANY SHAREHOLDER, WITHOUT CHARGE, UPON WRITTEN REQUEST TO IRV HEPNER, SECRETARY, WESTFIELD AMERICA, INC., 11601 WILSHIRE BOULEVARD, LOS ANGELES, CALIFORNIA 90025.

          SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Based on a review of reports filed by Westfield America's directors, executive officers and beneficial holders of 10% or more of Westfield America's outstanding shares, all filings required by Section 16(a) of the Securities and Exchange Act of 1934, as amended, were timely, except that the following persons or entities filed a Form 4 approximately two days late:(i) Westfield Holdings Limited, (ii) Westfield America Management Limited, (iii) Westfield Corporation, Inc., and (iv) Westfield American Investments Pty. Limited.

              INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

               The following document filed by Westfield America with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended, is incorporated herein by reference:

        Westfield America's Annual Report on Form 10-K for the fiscal year ended December 31, 1998.


                                 By Order of the Board of Directors


                                           Irv Hepner
                                           Secretary

Dated: March __, 1999
Los Angeles, California


                                                                  EXHIBIT A

                           PROPOSED AMENDMENT TO
                    SERIES C CERTIFICATE OF DESIGNATION


         Section 11. Voting. (a) Except as expressly provided in this Certificate of Designation, the holders of Series C Equity Shares shall have no voting rights. If and whenever (i) for two consecutive quarterly Dividend Periods the Corporation fails to pay dividends on the Series C Equity Shares, the Series C-l Equity Shares (as defined in the Corporation's Certificate of Designation authorizing the Series C-1 Equity Shares) or the Series C-2 Equity Shares (as defined in the Corporation's Certificate of Designation authorizing the Series C-2 Equity Shares) (which shall, with respect to any such quarterly dividend, mean that any such dividend has not been paid in full), then the number of directors then constituting the Board of Directors shall be increased by two and the holders of Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares, voting together as a single class, shall be entitled to elect the two additional directors to serve on the Board of Directors or (ii) for two consecutive quarterly Dividend Periods the Corporation fails to pay dividends on the Common Shares in an amount per share at least equal to $0.32 (subject to adjustment consistent with any adjustment of the Conversion Price pursuant to Section 6(a) of this Article), then the number of directors then constituting the Board of Directors shall be increased by one and the holders of Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares, voting together as a single class, shall be entitled to elect the one additional director to serve on the Board of Directors, in either case, at any annual meeting of shareholders or special meeting held in place thereof, or at a special meeting of the holders of the Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares called as hereinafter provided; provided, however, that except as set forth below, the holders of the Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares shall not have the right to elect more than two directors. If other than through the operation of this
Section 11(a) or pursuant to the provisions of the Articles of Incorporation relating to the Corporation's Series A and B Preferred Shares (but only with respect to one director elected by the holders of the Series A and B Preferred Shares), the Board of Directors shall be increased at any time to more than ten directors, then, upon the occurrence or continuance of any of the events described in this Section 11(a), the Board of Directors shall be increased by such number of additional directors, and the holders of the Series C Equity Shares, the Series C-l Equity Shares and the Series C-2 Equity Shares, voting together as a single class, shall be entitled to elect such number of additional directors, as shall be necessary to maintain the ratio of directors elected by the holders of the Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares to the directors otherwise elected, as nearly as possible (rounding to the next larger whole number), equal to the ratio that would have existed if the holders of the Series C Equity Shares, the Series C-l Equity Shares and the Series C-2 Equity Shares were able to elect the full number of directors then permitted to be elected by them under this Section 11(a) and the directors otherwise elected numbered only ten. Whenever, as the case may be, (i) all dividends in arrears on the Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares then outstanding shall have been paid and the Corporation has paid dividends thereon for two consecutive quarters and (ii) the Corporation has paid dividends on the Common Shares in an amount per share at least equal to $0.32 (subject to adjustment consistent with any adjustment of the Conversion Price pursuant to Section 6(a) of this Article) for two consecutive quarters, then the right of the holders of the Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares to elect such additional directors shall cease (but subject always to the same provision for the vesting of such voting rights in the case of any similar future arrearage in quarterly dividends), and the terms of office of all persons elected as Directors by the holders of the Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares shall forthwith terminate and the number of the Board of Directors shall be reduced accordingly. At any time after such voting power shall have been so vested in the holders of Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares, the Secretary of the Corporation may, and upon the written request of any holders of 5% of the outstanding Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares (addressed to the Secretary at the principal office of the Corporation) shall call a special meeting of the holders of the Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares for the election of the Directors to be elected by them as herein provided, such call to be made by notice similar to that provided in the By-Laws of the Corporation for a special meeting of the shareholders or as required by law. If any such special meeting required to be called as above provided shall not be called by the Secretary within 20 days after receipt of any such request, then any holder of Series C Equity Shares, Series C-1 Equity Shares or the Series C-2 Equity Shares may call such meeting, upon the notice above provided, and for that purpose shall have access to the records of the Corporation. The directors elected at any such special meeting shall hold office until the next annual meeting of the shareholders or special meeting held in lieu thereof if such office shall not have previously terminated as above provided. If any vacancy shall occur among the Directors elected by the holders of the Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares a successor shall be elected by the Board of Directors, upon the nomination of the then-remaining Director elected by the holders of the Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares or the successor of such remaining Director (or, if there are then no such Directors or Director elected by the holders of Series C Equity Shares, the Series C- 1 Equity Shares and the Series C-2 Equity Shares, such Director shall be elected by the holders of the Series C Equity Shares, the Series C-1 Equity Shares and the Series C-2 Equity Shares as described above), to serve until the next annual meeting of the shareholders or special meeting held in place thereof if the term of such director shall not have previously terminated as provided above.


                                                                  EXHIBIT B

                  DESCRIPTION OF SERIES D PREFERRED SHARES
                      AND SERIES D-1 PREFERRED SHARES

     The holders of Series D Preferred Shares and the holders of Series D-1 Preferred Shares each are entitled to receive, when and as declared by Westfield America's board of directors, cumulative dividends per share equal to the greater of:

o    $15.30 per year; and
o an amount currently equal to 10.0 times the dividend declared on Common Shares for such period, adjusted for events that affect the conversion rate as described below, if such funds are legally available.

In addition, if Westfield America does not have earnings at least 40% greater than its consolidated fixed charges, Westfield America must pay a dividend 20% greater than that Westfield America would normally be required to pay. Holders of Series D Preferred Shares and holders of Series D-1 Preferred Shares are entitled to dividends before Westfield America can distribute dividends to holders of Common Shares.

     Upon Westfield America's liquidation, dissolution or winding up, the holders of Series D Preferred Shares and the holders of Series D-1 Preferred Shares are entitled to be paid in full an amount equal to the sum of $180.00 per share and all accrued and unpaid dividends through the date of liquidation.

     After August 12, 2008 Westfield America may, at the option of its board of directors, with the approval by a majority of independent directors, redeem, in whole, or in part, the outstanding Series D Preferred Shares and outstanding Series D-1 Preferred Shares at a redemption price equal to the sum of $180.00 per share and all accrued and unpaid dividends through the call date specified in the notice to holders regarding the redemption.

     If there is a change in control of Westfield America, the holders of the Series D Preferred Shares and Series D-1 Preferred Shares can require Westfield America, if Westfield America has funds legally available to do so, to redeem their Series D Preferred Shares or Series D-1 Preferred Shares at a cost of $189.00, plus accrued and unpaid dividends, if any, to the date that Westfield America repurchases the shares. For purposes of the Series D Preferred Shares and Series D-1 Preferred Shares, a change in control of Westfield America may occur in several circumstances, including upon the first acquisition, directly or indirectly, by any individual or entity or group (as such term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") of beneficial ownership (as defined in Rule 13d-3 under the Exchange Act, except that such individual or entity shall be deemed to have beneficial ownership of all shares that any such individual or entity has the right to acquire, whether such right is exercisable immediately or only after passage of time) of more than 25% of Westfield America's or Westfield America Trust's outstanding equity securities with voting power, under ordinary circumstances, to elect directors of Westfield America.

     Also, Westfield America has agreed that so long as Westfield American Investments Pty Limited or Westfield America Trust holds any of the Series D Preferred Shares or Series D-1 Preferred Shares, if Westfield America fails to continue to be taxed as a REIT, Westfield American Investments Pty Limited or Westfield America Trust will have the right to require Westfield America, if Westfield America has funds legally available to do so, to repurchase any or all of the Series D Preferred Shares or Series D-1 Preferred Shares held by Westfield American Investments Pty Limited or Westfield America Trust at a repurchase price of $207.00 per share, payable in cash plus accrued and unpaid dividends whether or not declared, if any, to the date of repurchase or the date payment is made available.

     In addition, after August 12, 2008, the holders of the Series D Preferred Shares and the holders of Series D-1 Preferred Shares have the right to require Westfield America to redeem their Series D Preferred Shares or Series D-1 Preferred Shares either for cash or for Common Shares, at the option of Westfield America, as long as the current market price of the Common Shares is less than $18.00, adjusted for events that affect the conversion rate as described below.

     The holders of Series D Preferred Shares and Series D-1 Preferred Shares do not have any voting rights, other than as required by law, except:

o a majority of the holders of the Series D Preferred Shares, voting together as a class, and a majority of the holders of the Series D-1 Preferred Shares, voting together as a class, must approve any amendment, alteration or repeal of the Articles of Incorporation, or the Series D Certificate of Designation or Series D-1 Certificate of Designation, as applicable, that materially and adversely affects their voting powers, rights or preferences, with the exception that the holders of the Series D Preferred Shares and Series D-1 Preferred Shares will not be entitled to vote on such a matter if Westfield America redeems the Series D Preferred Shares or Series D-1 Preferred Shares, as applicable, before any amendment, alteration or repeal is to take effect; and

o a majority of the holders of the Series D Preferred Shares, voting together as a class, and a majority of the holders of the Series D-1 Preferred shares, voting together as a single class, must approve any merger or consolidation if Westfield America does not survive such merger or consolidation and the holders of the Series D Preferred Shares and the holders of Series D-1 Preferred Shares do not receive shares of the surviving corporation with substantially similar rights, preferences and powers in the surviving corporation as their Series D Preferred Shares and Series D-1 Preferred Shares, as applicable, with the exception that the holders of Series D Preferred Shares and the holders of Series D-1 Preferred Shares will not be entitled to vote on such a matter if Westfield America redeems the Series D Preferred Shares and Series D-1 Preferred Shares, as applicable, prior to such a merger or consolidation.

     The Series D Certificate of Designation and the Series D-1 Certificate of Designation allow conversion by Westfield America Trust and Westfield American Investments Pty., Limited at any time (subject to shareholder approval as described below), of each Series D Preferred Share and each Series D-1 Preferred Share into 10 Common Shares, as applicable, subject to adjustment in certain events, generally including:

o the issuance of Common Shares as a dividend or a distribution on the Common Shares;
o    certain subdivisions and combinations of Westfield America's Common
     Shares;
o the issuance of any shares of stock by reclassification of Westfield America's Common Shares;
o the issuance to all holders of Westfield America's Common Shares of certain rights, options or warrants entitling them to subscribe for or purchase Common Shares at a price per share less than 95% (100% if a stand-by underwriter is used and charges Westfield America a commission) of the fair market value per Common Share on the record date for determination of shareholders entitled to receive such rights, options or warrants;
o the distribution to all holders of Westfield America's Common Shares of any of Westfield America's securities (other than Common Shares) or evidence of Westfield America's indebtedness or assets (excluding cumulative cash dividends or distributions paid on the Common Shares after December 31, 1997 which are not in excess of a certain amount);
     and
o payment to holders of Common Shares in connection with a tender or exchange offer by us or any of Westfield America's subsidiaries or controlled affiliates (which does not include open market repurchases by Westfield America) for all or any portion of the Common Shares for the amount that the value of any consideration per Common Share has a fair market value (as determined in good faith by Westfield America's board of directors) that exceeds the current market price per Common Share on the trading day next succeeding the last date on which tenders or exchanges may be made in accordance with such tender or exchange offer.

     If any transaction shall occur, generally including:

o     any merger or consolidation;
o     statutory share exchange;
o     self tender offer for 40% or more of Westfield America's Common Shares;
o     sale of all or substantially all of Westfield America's assets; or
o recapitalization of Westfield America's Common Shares (other than the issuance of Common Shares as a dividend or a distribution on the Common Shares, certain subdivisions and combinations of Westfield America's Common Shares or the issuance of any shares of stock by reclassification of Westfield America's Common Shares)) in which substantially all of the Common Shares are converted into the right to receive different securities, cash or other property, then each Series D Preferred Share and each Series D-1 Preferred Share that is not redeemed or converted into the right to receive different securities, cash or other property prior to such transaction shall be convertible into the kind and amount of the different securities, cash or other property that would have been receivable upon the consummation of such transaction by a holder of that number of Common Shares issuable upon conversion of such Series D Preferred Share or Series D-1 Preferred Share immediately prior to such transaction.


                                                                 APPENDIX A


                          WESTFIELD AMERICA, INC.

          Proxy For Annual Meeting Of Shareholders April 29, 1999

     The undersigned hereby appoints Peter S. Lowy, Richard E. Green, Mark
A. Stefanek and Irv Hepner as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of common stock, par value $.01 per share, of Westfield America held of record by the undersigned on March 10, 1999, at the Annual Meeting of Shareholders to be held on April 29, 1999 or any adjournment thereof.

                      (To be Signed on Reverse Side.)



                      Please date, sign and mail your
                    proxy card back as soon as possible!

                       Annual meeting of shareholders
                          WESTFIELD AMERICA, INC.

                               April 29, 1999

              Please Detach and Mail in the Envelope Provided


[X] Please mark your votes as in this example.
                               WITHHOLD AUTHORITY
                               to vote for all
                  FOR          nominees listed at right      Nominees:
1.   ELECTION     [  ]         [  ]                            David H. Lowy
     OF                                                        Herman Huizinga
     DIRECTORS                                                 Bernard Marcus


     FOR all nominees listed (except as marked to the contrary below)

-----------------------------------------------------------------------------

-----------------------------------------------------------------------------

2. Proposal to amend Westfield America's Series C Certificate of Designation so that the holders of the Series C, C-1 and C-2 Preferred Shares will vote together as a single class.

     [  ]    FOR      [  ]     AGAINST          [  ]     ABSTAIN

3. Proposal to approve the issuance of Westfield America's common stock upon conversion of Westfield America's Series D Preferred Shares if then held by a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange Rules.

     [  ]    FOR      [  ]     AGAINST          [  ]     ABSTAIN

4. Proposal to approve the issuance of Westfield America's common stock upon conversion of Westfield America's Series D-1 Preferred Shares if then held by a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange Rules.

     [  ]    FOR      [  ]     AGAINST          [  ]     ABSTAIN

5. Proposal to approve the issuance of Westfield America's common stock to an affiliate of Westfield America under a subscription agreement previously entered into.

     [  ]    FOR      [  ]     AGAINST          [  ]     ABSTAIN

6. Proposal to ratify the selection of Ernst & Young LLP to serve as Westfield America's independent accountants for fiscal 1999.

     [  ]    FOR      [  ]     AGAINST          [  ]     ABSTAIN

7. In their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR THE THREE NOMINEES FOR ELECTION, AND FOR PROPOSALS 2, 3, 4, 5, 6 AND 7.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.


Signatures  ________________________________________________________________

_____________________________________________________   Date _______________

NOTE: Please sign exactly as names appear on stock certificate (as indicated hereon).



                          WESTFIELD AMERICA, INC.

          Proxy For Annual Meeting Of Shareholders April 29, 1999

     The undersigned hereby appoints Peter S. Lowy, Richard E. Green, Mark
A. Stefanek and Irv Hepner as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Series C Cumulative Convertible Redeemable Preferred Stock of Westfield America held of record by the undersigned on March 10, 1999, at the Annual Meeting of Shareholders to be held on April 29, 1999 or any adjournment thereof.

                      (To be Signed on Reverse Side.)


                      Please date, sign and mail your
                    proxy card back as soon as possible!

                       Annual meeting of shareholders
                          WESTFIELD AMERICA, INC.

                               April 29, 1999

              Please Detach and Mail in the Envelope Provided


[X]    Please mark your votes as in this example.

2. Proposal to amend Westfield America's Series C Certificate of Designation so that the holders of Westfield America's Series C, C-1 and C-2 Preferred Shares will vote together as a single class.

     [  ]    FOR      [  ]     AGAINST          [  ]     ABSTAIN

4. Proposal to approve the issuance of Westfield America's common stock upon conversion of Westfield America's Series D-1 Preferred Shares if then held by a substantial security holder of Westfield America or other restricted security holder under the New York Stock Exchange rules.

     [  ]    FOR      [  ]     AGAINST          [  ]     ABSTAIN

5. Proposal to approve the issuance of Westfield America's common stock to an affiliate of Westfield America under a subscription agreement previously entered into.

     [  ]    FOR      [  ]     AGAINST          [  ]     ABSTAIN

7. In their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 2, 4, 5 and 7.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signatures __________________________________________________________________

_____________________________________________________   Date ________________

NOTE: Please sign exactly as names appear on stock certificate (as indicated hereon).



                          WESTFIELD AMERICA, INC.

          Proxy For Annual Meeting Of Shareholders April 29, 1999

     The undersigned hereby appoints Peter S. Lowy, Richard E. Green, Mark
A. Stefanek and Irv Hepner as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Series C-1 Cumulative Convertible Redeemable Preferred Stock of Westfield America held of record by the undersigned on March 10, 1999, at the Annual Meeting of Shareholders to be held on April 29, 1999 or any adjournment thereof.

                      (To be Signed on Reverse Side.)


                      Please date, sign and mail your
                    proxy card back as soon as possible!

                       Annual meeting of shareholders
                          WESTFIELD AMERICA, INC.

                               April 29, 1999

              Please Detach and Mail in the Envelope Provided


[X]    Please mark your votes as in this example.

5. Proposal to approve the issuance of Westfield America's common stock to an affiliate of Westfield America under a subscription agreement previously entered into.

     [  ]    FOR      [  ]     AGAINST          [  ]     ABSTAIN

7. In their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 5 AND 7.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signatures __________________________________________________________________

_____________________________________________________   Date ________________


NOTE: Please sign exactly as names appear on stock certificate (as indicated hereon).


                          WESTFIELD AMERICA, INC.

          Proxy For Annual Meeting Of Shareholders April 29, 1999

     The undersigned hereby appoints Peter S. Lowy, Richard E. Green, Mark
A. Stefanek and Irv Hepner as Proxies, each with the power to appoint his substitute, and hereby authorizes them, to represent and vote, as designated on the reverse, all shares of Series C-2 Cumulative Convertible Redeemable Preferred Stock of Westfield America held of record by the undersigned on March 10, 1999, at the Annual Meeting of Shareholders to be held on April 29, 1999 or any adjournment thereof.

                      (To be Signed on Reverse Side.)



                      Please date, sign and mail your
                    proxy card back as soon as possible!

                       Annual meeting of shareholders
                          WESTFIELD AMERICA, INC.

                               April 29, 1999

              Please Detach and Mail in the Envelope Provided


[X]  Please mark your votes as in this example.

5. Proposal to approve the issuance of Westfield America common stock to an affiliate of Westfield America under a subscription agreement previously entered into.

     [  ]    FOR      [  ]     AGAINST          [  ]     ABSTAIN

7. In their discretion upon such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL BE VOTED FOR PROPOSALS 5 AND 7.

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

Signatures __________________________________________________________________

______________________________________________________  Date ________________

NOTE: Please sign exactly as names appear on stock certificate (as indicated hereon).